SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2004

BLOCK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Ohio	333-96619	34-4374555

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

541 North Superior Street Toledo, Ohio		43660

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (419) 724-6257

Item 7. Exhibits.

Exhibit Number	Description

99.1	Block Communications, Inc. Press Release dated March 23, 2004, announcing financial results for the quarter ended December 31, 2003.

Item 9. Regulation FD Disclosure.

     The information below included in this Current Report on Form 8-K is furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is reported under this Item 9 in accordance with SEC Release No. 33-8216.

     On March 23, 2004, the Company issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOCK COMMUNICATIONS, INC.
(Registrant)

	By	/s/ Gary J. Blair

Gary J. Blair
Executive Vice President /
Chief Financial Officer
Date: March 23, 2004